UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1.                    Report to Stockholders

Mairs and Power
Balanced Fund, Inc.

Annual Report

December 31, 2007

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

February 12, 2008

Fourth Quarter Results

After reaching a peak in October, 2007, the domestic stock market began a steady decline which in turn reflected a deteriorating economic outlook triggered by the subprime mortgage crisis. On the other hand, the bond market has generally strengthened over the same period, especially the U.S. Treasury sector which benefited from a flight to quality. During the fourth quarter, the Balanced Fund experienced a -2.6% investment return compared to comparable negative returns of -3.9% for the Dow Jones Industrial Average and -3.3% for the Standard & Poor's 500 Stock index. The Lehman Bros. Gov't/Credit Bond Index produced a surprisingly strong positive 3.1% return. A peer group universe of similar balanced funds shown in the Wall Street Journal also had a negative average return of -1.3%.

The increasing fall-out from a very weak housing market resulted in lower than expected final quarter Gross Domestic Product growth of only 0.6% (preliminary basis). Consumer spending, which represents approximately 70% of the economy, grew by only 2.0%. This was down from a 2.8% rate of growth in the third quarter. Business spending remained relatively strong showing a growth rate of 7.5%. However, a liquidation of inventories during the period was estimated to have reduced GDP growth by 1.25 percentage points. Finally, overall corporate profits on an operating basis for S&P 500 companies are estimated to have declined about 10% for the quarter largely because of sharp declines experienced by banks and home builders.

Reacting to the recent deceleration in economic growth and a corresponding rise in recession fears, the Federal Reserve has become increasingly aggressive in reducing interest rates and providing liquidity to the banking system. Beginning in the third quarter and continuing into the first quarter of 2008, the Fed has reduced the overnight funds rate on five separate occasions by a total of 2.25 percentage points to 3.0%. Longer term interest rates have not declined nearly as much due to growing concerns about the future rate of inflation.

The recent weakness in the stock market appears to be the direct result of escalating concerns over the direction of the economy and the resulting impact on corporate profits. Aside from the considerable weakness in financials, this seems to be confirmed by the fact that many of the more cyclically sensitive sectors, such as consumer discretionary and certain industrial groups, performed the worst during the quarter. Conversely, the more stable non-cyclical sectors like consumer staples, health care and utilities performed the best during the same period. Energy also did well

TO OUR SHAREHOLDERS (continued)

because of the increasingly favorable supply/demand balance favoring higher prices for both oil and gas. Among holdings in the Fund, Murphy Oil (+21.4%), Hormel Foods (+13.1%), Principal Financial Group (+9.1%), Travelers (+6.9%) and Emerson Electric (+6.5%) did the best while Sturm, Ruger (-53.8%), TCF Financial (-31.5%), Merrill Lynch (-24.7%), H. B. Fuller (-24.4%) and Bank of America (-17.9%) fared the worst.

2007 In Review

After starting out relatively well in the first half, the Fund's performance slipped considerably in the second half due primarily to the extreme weakness in financials (the largest common stock sector weighting) and the absence of any U.S. Treasury bond holdings. For the full year, the Fund produced a below trend investment return of 4.3% compared to somewhat better returns of 8.9% for the DJIA, 5.5% for the S&P 500 Stock Index and 7.2% for the Lehman Bros. Gov't/Credit Bond Index. The Fund also under-performed its benchmark index (60% S&P 500 and 40% Lehman Bros. Gov't/Credit Index) return of 6.3% as well as a Wall Street Journal peer group universe of balanced funds which had an average return of 5.9%.

Over the longer term, the Fund continues to show superiority over the popular stock indices as well as other comparable peer groups. During the past ten years, the Fund has shown an average annual return of 7.9% compared to lower returns of 7.4% for the DJIA, 5.9% for the S&P 500 Index and 6.0% for the Lehman Bros.Gov't/Credit Bond Index. The Fund also out-performed its benchmark 60/40 index as well as a peer group Lipper Balanced Fund Index which produced lower respective average annual returns of 6.3% and 6.1% for the same period.

Because of the relatively weak fourth quarter, the economy showed a disappointing full year real rate of GDP growth of only 2.2%, the slowest rate in the past five years. In 2006, the growth rate was 2.9%. Important contributors to last year's growth included consumer spending, business spending (structures) and exports. However, these factors were offset in part by the sharp drop in residential fixed investment (housing) and inventory liquidation. Corporate profits are estimated to have increased at near the long-term growth rate of 7% for the full year despite a fourth quarter decline. Inflation continues to be a concern, even though by some measures the rate declined slightly last year.

Outlook for 2008

The near-term economic outlook seems anything but clear at this time given a deteriorating employment picture and the continuing downside momentum in housing. Recent trends suggest that the economy, as measured by GDP, will show a slight decline in the first quarter and possibly the second quarter as well. However, the outlook appears much better for the second half considering the recent moves by the Fed to lower interest rates and increase liquidity together with

TO OUR SHAREHOLDERS (continued)

the Administration's recently approved fiscal stimulation package approximating $168 billion. Other factors supporting the outlook for a mild first half downturn and second half recovery include continued strong export demand from faster-growing emerging economies (Brazil, China, India, Mexico, etc.), relatively strong balance sheets which can finance needed capital spending by business and the fact that a considerable amount of inventory liquidation has already taken place last year.

While the Fed may continue to move interest rates down depending on near-term economic trends, most of the easing has probably already occurred. Longer term rates are not expected to decline much from current levels even should short rates continue to fall. Inflationary pressures are expected to keep long-term rates relatively high as long as commodity prices continue to increase due to the growing demand from the rapidly expanding emerging countries. Yield spreads between U.S. Treasuries and the rest of the bond market should narrow as the anxiety over the economic outlook begins to subside.

Considering the fact that the stock market has already shown a decline of around 15%, much of the economic uncertainty would seem to have already been discounted. Unless the decline in corporate profits is more severe and longer lasting than now appears to be the case, stocks appear quite reasonably valued at some 15 times estimated current year earnings. Because earnings forecasts are still in the process of being adjusted for the less buoyant economic outlook, volatility is expected to remain high over the near term.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through December 31, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2007

	1 year	5 years	10 years	20 years
Mairs & Power Balanced	4.28%	10.72%	7.91%	11.13%
S&P 500	5.49%	12.83%	5.91%	11.82%
Composite Index	6.31%	9.57%	6.27%	10.36%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Lehman Brothers Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  December 31, 2007

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison,
MBA Finance 1980

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 1

Emerson Electric Co.	3.5%
3M Co.	3.5
Schlumberger, Ltd.	2.7
ConocoPhillips	2.4
Wells Fargo & Co.	2.4
Honeywell International Inc.	2.3
Pentair, Inc.	2.2
H. B. Fuller Co.	2.1
Baxter International Inc.	2.0
Graco Inc.	1.9

Portfolio Composition

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$63.19
Expense Ratio	0.77%
Portfolio Turnover Rate	9.07%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 34.2%
Federal Agency Obligations	21.9%
Corporate Bonds	11.6
Asset-Backed Securities	0.5
Convertible Corporate Bonds	0.2
Common Stocks 63.7%
Financial	11.1
Energy	9.5
Health Care	8.4
Technology	8.1
Capital Goods	6.2
Basic Industries	5.3
Consumer Staple	5.3
Diversified	5.0
Consumer Cyclical	2.6
Transportation	1.6
Utilities	0.6
Short-Term Investments 2.1%*	2.1
100.0%

*  Represents short-term investments and other assets and liabilities (net).

1  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

SCHEDULE OF INVESTMENTS  December 31, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES 34.2%
	FEDERAL AGENCY OBLIGATIONS 21.9%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$500,097
500,000	Federal Farm Credit Bank	6.05%	04/18/16	502,810
500,000	Federal Farm Credit Bank	6.25%	08/01/16	506,097
500,000	Federal Farm Credit Bank	6.20%	11/08/21	500,141
500,000	Federal Home Loan Bank	5.00%	03/28/11	500,394
50,000	Federal Home Loan Bank	5.00%	12/20/11	50,005
250,000	Federal Home Loan Bank	5.44%	12/23/14	250,028
500,000	Federal Home Loan Bank	5.25%	02/17/15	500,047
500,000	Federal Home Loan Bank	5.55%	05/04/15	500,061
500,000	Federal Home Loan Bank	5.60%	08/24/15	500,062
500,000	Federal Home Loan Bank	6.00%	12/28/16	500,734
500,000	Federal Home Loan Bank	6.00%	06/29/17	508,914
500,000	Federal Home Loan Bank	5.55%	02/15/18	500,067
300,000	Federal Home Loan Bank	5.70%	02/20/18	300,044
500,000	Federal Home Loan Bank	5.70%	03/23/18	500,073
250,000	Federal Home Loan Bank	5.65%	08/13/18	250,035
500,000	Federal Home Loan Bank	6.00%	07/26/19	500,082
500,000	Federal Home Loan Bank	6.35%	11/16/21	500,091
500,000	Federal Home Loan Bank	5.75%	03/23/22	500,345
500,000	Federal Home Loan Bank	6.00%	08/25/22	500,732
500,000	Federal Home Loan Bank	6.00%	09/01/22	500,844
500,000	Federal Home Loan Mortgage Corp.	6.00%	06/05/15	503,875
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/04/16	500,036
440,000	Federal Home Loan Mortgage Corp.	6.00%	10/17/16	440,359
500,000	Federal Home Loan Mortgage Corp.	6.00%	02/08/17	500,955
1,000,000	Federal Home Loan Mortgage Corp.	6.00%	02/21/17	1,002,609
500,000	Federal Home Loan Mortgage Corp.	6.00%	01/26/18	500,083
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/13/20	500,287

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal Home Loan Mortgage Corp.	6.00%	10/26/20	$500,626
250,000	Federal Home Loan Mortgage Corp.	5.75%	11/15/21	250,034
500,000	Federal Home Loan Mortgage Corp.	6.00%	03/14/22	501,457
250,000	Federal Home Loan Mortgage Corp.	6.00%	12/30/22	250,038
500,000	Federal National Mortgage Association	5.55%	06/08/15	501,325
500,000	Federal National Mortgage Association	5.55%	06/29/15	501,746
500,000	Federal National Mortgage Association	6.00%	11/17/16	501,231
500,000	Federal National Mortgage Association	6.00%	12/08/16	500,216
500,000	Federal National Mortgage Association	5.40%	02/23/17	500,152
500,000	Federal National Mortgage Association	5.60%	03/28/17	501,746
250,000	Federal National Mortgage Association	5.50%	04/08/19	250,084
250,000	Federal National Mortgage Association	5.52%	04/12/19	250,085
250,000	Federal National Mortgage Association	6.00%	05/03/19	251,543
250,000	Federal National Mortgage Association	6.00%	05/24/19	250,720
500,000	Federal National Mortgage Association (e)	5.00%	07/26/19	500,104
250,000	Federal National Mortgage Association	5.63%	08/05/19	250,358
500,000	Federal National Mortgage Association (e)	5.50%	02/10/20	500,735
500,000	Federal National Mortgage Association (e)	5.50%	02/27/20	500,872
500,000	Federal National Mortgage Association	5.50%	02/28/20	500,007
500,000	Federal National Mortgage Association	5.65%	03/09/20	500,650
500,000	Federal National Mortgage Association	5.75%	03/09/20	500,949
500,000	Federal National Mortgage Association	5.75%	03/16/20	500,185
1,500,000	Federal National Mortgage Association	6.00%	04/06/20	1,500,723
500,000	Federal National Mortgage Association	6.00%	04/28/20	500,693
500,000	Federal National Mortgage Association	6.00%	05/19/20	501,253
500,000	Federal National Mortgage Association	5.81%	06/30/20	501,464
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	1,000,364
500,000	Federal National Mortgage Association	6.00%	08/10/20	500,206

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	6.00%	08/18/20	$500,206
500,000	Federal National Mortgage Association	6.00%	08/25/20	500,207
500,000	Federal National Mortgage Association	6.00%	10/13/20	500,209
500,000	Federal National Mortgage Association	6.25%	02/23/21	500,229
400,000	Federal National Mortgage Association	6.00%	08/16/22	400,155
500,000	Federal National Mortgage Association	6.00%	03/21/25	501,000
500,000	Federal National Mortgage Association	6.00%	04/04/25	500,209
500,000	Federal National Mortgage Association	6.00%	06/02/25	500,611
500,000	Federal National Mortgage Association	6.00%	07/11/25	500,232
500,000	Federal National Mortgage Association	6.00%	10/06/25	500,214
				31,992,745
	CORPORATE BONDS 11.6%
	FINANCIAL 7.0%
248,000	Ford Motor Credit Co.	7.375%	10/28/09	233,429
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	233,205
250,000	Bear Stearns Co. Inc.	5.85%	07/19/10	248,449
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	219,134
250,000	Ford Motor Credit Co.	5.30%	04/20/11	210,532
250,000	Household Finance Corp.	6.375%	10/15/11	257,581
200,000	Ford Motor Credit Co.	7.00%	11/26/11	171,634
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	212,106
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	276,132
500,000	CIT Group Inc.	5.40%	03/07/13	454,260
250,000	Allstate Corp.	7.50%	06/15/13	275,656
500,000	Harleysville Group	5.75%	07/15/13	489,411
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	403,274
500,000	American General Finance Corp.	6.00%	12/15/14	488,064

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	$287,843
500,000	Merrill Lynch & Co., Inc.	6.05%	05/16/16	491,285
500,000	National City Bank	5.25%	12/15/16	457,496
250,000	Merrill Lynch & Co., Inc.	5.70%	05/02/17	238,274
500,000	Lehman Brothers Holdings Inc.	6.50%	07/19/17	505,929
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	180,890
500,000	Bear Stearns Co. Inc.	6.40%	10/02/17	483,080
500,000	Prudential Financial Inc.	6.00%	12/01/17	497,938
250,000	Lincoln National Corp.	7.00%	03/15/18	276,349
500,000	General Electric Capital Corp.	6.35%	05/12/18	508,425
500,000	Provident Cos.	7.00%	07/15/18	533,213
250,000	Berkley (WR) Corp.	6.15%	08/15/19	241,938
250,000	Household Finance Corp.	5.25%	06/15/23	225,447
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	274,527
250,000	Provident Cos.	7.25%	03/15/28	260,481
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	494,321
				10,130,303
	INDUSTRIAL 3.6%
350,000	Corning Inc.	6.30%	03/01/09	356,066
500,000	SUPERVALU, Inc.	7.875%	08/01/09	513,364
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	268,636
250,000	Hertz Corp.	7.40%	03/01/11	241,250
250,000	General Foods Corp.	7.00%	06/15/11	250,204
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	253,125
200,000	Ford Motor Co.	9.50%	09/15/11	186,500
250,000	Bombardier Inc. (a) (d)	6.75%	05/01/12	253,125
250,000	General Motors Corp.	7.125%	07/15/13	216,875
250,000	Willamette Industries	7.125%	07/22/13	268,036

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$250,000	Maytag Corp.	5.00%	05/15/15	$236,488
250,000	Servicemaster Co. (f)	7.10%	03/01/18	163,500
350,000	PPG Industries	7.40%	08/15/19	399,090
500,000	Wyeth	6.45%	02/01/24	530,418
500,000	Union Carbide Corp.	7.50%	06/01/25	518,133
500,000	Toro Co.	7.80%	06/15/27	550,027
				5,204,837
	UTILITIES 1.0%
250,000	Xcel Energy Inc.	7.00%	12/01/10	263,170
250,000	TECO Energy, Inc.	7.00%	05/01/12	264,736
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	270,554
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	242,597
250,000	South Jersey Gas Co.	7.125%	10/22/18	277,165
250,000	United Utilities PLC (d)	5.375%	02/01/19	232,993
				1,551,215
	TOTAL CORPORATE BONDS			16,886,355
	ASSET-BACKED SECURITIES 0.5%
	EQUIPMENT LEASES 0.5%
250,000	Continental Airlines	6.32%	05/01/10	248,750
250,000	American Airlines Inc.	7.858%	10/01/11	262,422
193,983	General American Transportation	7.50%	02/28/15	199,777
				710,949
	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
226,200	Noram Energy	6.00%	03/15/12	221,676
	TOTAL FIXED INCOME SECURITIES			$49,811,725
	(cost $49,480,684)

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Shares	Security Description	Market Value
	COMMON STOCKS 63.7%
	BASIC INDUSTRIES 5.3%
66,000	Bemis Co., Inc.	$1,807,080
136,000	H. B. Fuller Co.	3,053,200
125,000	The Valspar Corp.	2,817,500
		7,677,780
	CAPITAL GOODS 6.2%
76,000	Graco Inc.	2,831,760
20,000	Ingersoll-Rand Co. Ltd. (d)	929,400
48,000	MTS Systems Corp.	2,048,160
94,000	Pentair, Inc.	3,272,140
		9,081,460
	CONSUMER CYCLICAL 2.6%
61,000	Briggs & Stratton Corp.	1,382,260
15,000	Genuine Parts Co.	694,500
55,000	Home Depot, Inc.	1,481,700
25,000	Sturm, Ruger & Co., Inc. (b)	207,000
		3,765,460
	CONSUMER STAPLE 5.3%
37,000	General Mills, Inc.	2,109,000
13,000	The Hershey Co.	512,200
60,000	Hormel Foods Corp.	2,428,800
25,000	Kimberly-Clark Corp.	1,733,500
24,000	SUPERVALU Inc.	900,480
		7,683,980
	DIVERSIFIED 5.0%
62,000	General Electric Co.	2,298,340
60,000	3M Co.	5,059,200
		7,357,540

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	ENERGY 9.5%
25,000	BP p.l.c. ADR (c) (d)	$1,829,250
40,000	ConocoPhillips	3,532,000
26,000	Exxon Mobil Corp.	2,435,940
25,000	Murphy Oil Corp.	2,121,000
40,000	Schlumberger, Ltd. (d)	3,934,800
		13,852,990
	FINANCIAL 11.1%
15,000	American Express Co.	780,300
35,000	Associated Banc-Corp.	948,150
20,000	Bank of America Corp.	825,200
45,000	JPMorgan Chase & Co.	1,964,250
20,000	Lincoln National Corp.	1,164,400
35,000	Merrill Lynch & Co., Inc.	1,878,800
12,000	Principal Financial Group	826,080
50,000	TCF Financial Corp.	896,500
31,000	The Travelers Cos., Inc.	1,667,800
55,000	U.S. Bancorp	1,745,700
114,000	Wells Fargo & Co.	3,441,660
		16,138,840
	HEALTH CARE 8.4%
50,000	Baxter International Inc.	2,902,500
50,000	Bristol-Myers Squibb Co.	1,326,000
45,000	Eli Lilly & Co.	2,402,550
26,000	Johnson & Johnson	1,734,200
90,000	Pfizer Inc.	2,045,700
40,000	Wyeth	1,767,600
		12,178,550

SCHEDULE OF INVESTMENTS (continued)  December 31, 2007

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	TECHNOLOGY 8.1%
70,000	Corning Inc.	$1,679,300
91,000	Emerson Electric Co.	5,156,060
54,000	Honeywell International Inc.	3,324,780
15,000	International Business Machines Corp.	1,621,500
		11,781,640
	TRANSPORTATION 1.6%
33,000	United Parcel Service, Inc. - Cl B	2,333,760
	UTILITIES 0.6%
40,000	Xcel Energy Inc.	902,800
	TOTAL COMMON STOCKS	$92,754,800
	(cost $54,557,187)
	SHORT-TERM INVESTMENTS 1.5%
2,239,492	First American Prime Obligations Fund, Class Z (cost $2,239,492)	$2,239,492
	TOTAL INVESTMENTS 99.4%	$144,806,017
	(cost $106,277,363)
	OTHER ASSETS AND LIABILITIES (NET) 0.6%	837,645
	TOTAL NET ASSETS (100%)	$145,643,662

(a)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Directors. As of December 31, 2007, these securities represented $1,585,948 or 1.1% of total net assets.

(b)  Non-income producing.

(c)  American Depository Receipt.

(d)  Foreign security denominated in U.S. dollars.

(e)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2007.

(f)  Security is fair valued. As of December 31, 2007, the fair value of this security was $163,500 which is 0.1% of total net assets.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007

ASSETS
Investments at market value (cost $106,277,363) (Note 1)	$144,806,017
Receivable for Fund shares sold	52,367
Dividends and interest receivable	914,149
145,772,533
LIABILITIES
Payable for Fund shares redeemed	45,206
Accrued investment management fees (Note 2)	74,796
Accrued fund administration fees (Note 2)	1,249
Accrued expenses and other liabilities	7,620
128,871
NET ASSETS	$145,643,662
NET ASSETS CONSIST OF
Portfolio capital	$107,101,293
Accumulated undistributed net investment income	9,253
Accumulated undistributed net realized gain on investments	4,462
Net unrealized appreciation of investments	38,528,654
TOTAL NET ASSETS	$145,643,662
Fund shares issued and outstanding (par value $0.10 per share; 10,000,000 authorized)	2,304,751
Net asset value per share	$63.19

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2007

INVESTMENT INCOME
Income:
Dividends	$2,310,152
Interest	3,110,536
TOTAL INCOME		$5,420,688
Expenses:
Investment management fees (Note 2)	883,603
Fund administration fees (Note 2)	14,727
Fund accounting	63,168
Directors' compensation (Note 2)	9,350
Transfer agent fees	35,576
Custodian fees	16,653
Legal and audit fees	32,138
Other expenses	76,694
TOTAL EXPENSES		1,131,909
NET INVESTMENT INCOME		4,288,779
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	1,549,189
Net change in unrealized appreciation/depreciation of investments	299,097
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		1,848,286
NET INCREASE IN NET ASSETS FROM OPERATIONS		$6,137,065

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31
	2007	2006
OPERATIONS
Net investment income	$4,288,779	$3,875,802
Net realized gain on investments sold	1,549,189	1,254,440
Net change in unrealized appreciation/depreciation of investments	299,097	9,731,086
NET INCREASE IN NET ASSETS FROM OPERATIONS	6,137,065	14,861,328
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(4,279,526)	(3,894,037)
Net realized gain	(1,558,642)	(1,228,165)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(5,838,168)	(5,122,202)
CAPITAL TRANSACTIONS
Proceeds from shares sold	17,887,661	23,708,408
Reinvestment of distributions from net investment income and net realized gains	5,361,557	4,684,545
Cost of shares redeemed	(19,128,353)	(14,855,435)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	4,120,865	13,537,518
TOTAL INCREASE IN NET ASSETS	4,419,762	23,276,644
NET ASSETS
Beginning of year	141,223,900	117,947,256
End of year (including accumulated undistributed net investment income of $9,253 and $0, respectively)	$145,643,662	$141,223,900
FUND SHARE TRANSACTIONS
Shares sold	275,766	386,959
Shares issued for reinvested distributions	83,466	75,176
Shares redeemed	(293,894)	(241,679)
NET INCREASE IN FUND SHARES	65,338	220,456

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2007

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider general market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of December 31, 2007, the Fund held one fair valued security with a total value of $163,500, or 0.1% of total net assets.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2007

Note 1 – Organization and Significant Accounting Policies (continued)

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to Mairs and Power, Inc. equal to 0.60% of average daily net assets per annum and a fund administration fee paid to Mairs and Power, Inc. equal to 0.01% of average daily net assets per annum.

Directors' Compensation

Director's compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2007

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$4,279,526	$3,908,650
Long-term capital gains	1,558,642	1,213,552
	$5,838,168	$5,122,202

At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$106,277,363
Gross unrealized appreciation	$40,744,778
Gross unrealized depreciation	(2,216,124)
Net unrealized appreciation	$38,528,654
Undistributed ordinary income	$9,473
Undistributed long-term capital gains	4,243
Total distributable earnings	$13,715
Total accumulated earnings	$38,542,369

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2007, aggregated $9,183,256 and $5,140,180, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2007

Note 5 – New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. In June 2007, the Fund adopted FIN 48. Based on its evaluation, management believes that the Fund's tax positions meet the more-likely-than-not threshold, and that, accordingly, the adoption of FIN 48 has no material impact on the financial statements of the Fund.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within the fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional qualitative and quantitative disclosures may be required about the assumptions and factors used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Year Ended December 31
	2007	2006	2005	2004	2003
Per share
Net asset value, beginning of year	$63.06	$58.42	$57.66	$53.20	$45.09
Income from investment operations:
Net investment income	1.89	1.81	1.59	1.53	1.41
Net realized and unrealized gain	0.82	5.20	0.95	4.80	8.21
Total from investment operations	2.71	7.01	2.54	6.33	9.62
Distributions to shareholders from:
Net investment income	(1.89)	(1.81)	(1.59)	(1.52)	(1.43)
Net realized gains	(0.69)	(0.56)	(0.19)	(0.35)	(0.08)
Return of capital	-	-	-	-	(0.00	)(1)
Total distributions	(2.58)	(2.37)	(1.78)	(1.87)	(1.51)
Net asset value, end of year	$63.19	$63.06	$58.42	$57.66	$53.20
Total investment return	4.28%	12.10%	4.47%	12.04%	21.62%
Net assets, end of year (In thousands)	$145,644	$141,224	$117,947	$90,669	$63,878
Ratios/supplemental data:
Ratio of expenses to average net assets	0.77%	0.79%	0.84%	0.92%	0.94%
Ratio of net investment income to average net assets	2.92	2.97	2.84	2.86	3.01
Portfolio turnover rate	9.07	6.86	13.49	8.91	7.02

(1)  Return of capital in 2003 is $0.004 per share and is considered a negligible amount.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Balanced Fund, Inc. at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 8, 2008

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the reporting period (July 1, 2007 through December 31, 2007) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $10,500, divided by $1,000 = $10.50. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2007	Ending Account Value 12/31/2007	Expenses Paid During Period *
Actual return	$1,000	$982.70	$3.80
Hypothetical assumed 5% return	$1,000	$1,021.37	$3.87

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.76%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The schedule of portfolio holdings is also printed in the Fund's first quarter, semi-annual, third quarter, and annual reports to shareholders.

You may obtain a copy of the Fund's latest quarterly report without charge by calling Shareholder Services at (800) 304-7404. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (68)	President and Director since 1992	• Chairman and CEO of the Investment Adviser (2007-present). • President of the Investment Adviser (2002 to 2007). • Treasurer of the Investment Adviser (1996 to 2007). • Vice President of the Investment Adviser (1994 to 2002).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Peter G. Robb (59)	Vice President since 1994	• Vice President and Secretary of the Investment Adviser (1994 to present).	N/A	N/A

Jon A. Theobald (62)	Secretary since 2003; Chief Compliance Officer since 2004	• President and Chief Operating Officer of the Investment Adviser (2007-present).
• Chief Compliance Officer of the Investment Adviser (2004-present).
• Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).
		• Senior Vice President, U.S. Trust Company (2001 to 2002).	N/A	N/A

Lisa J. Hartzell (62)	Treasurer since 1996	• Vice President of the Investment Adviser (July 2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996 to present).	N/A	N/A

DIRECTORS AND OFFICERS (unaudited) (continued)

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
DISINTERESTED DIRECTORS

Norbert J. Conzemius (66)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (54)	Audit Committee Chair since February 2006; Director since 2001	• Chief Financial Officer, Fair Isaac Corporation (May 2004 to present). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation.	2	N/A

Edward C. Stringer (72)	Director since 2002	• Retired attorney (2002 to 2005), Briggs and Morgan, P.A. • Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (65)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P.	2	N/A

1  Unless otherwise indicated, the mailing address of each officer and director is: 332 Minnesota Street, Suite W1520, Saint Paul, MN 55101.

2  Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

MAIRS AND POWER BALANCED FUND, INC.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Item 2.	Code of Ethics

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003. The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

	Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

	2006	$22,900	None	$5,380	None
	2007	$24,500	None	$5,900	None

(e)(1)

The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $5,900 for the fiscal year ending December 31, 2007.

(e)(2)

All of the services described in columns (b) through (d) in the table above, were approved in advance by the registrant’s Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

	(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $5,380 for the fiscal year ended December 31, 2006 and $5,900 for the fiscal year ended December 31, 2007. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $4,173 for the fiscal year ended December 31, 2006 and $59,600 for the fiscal year ended December 31, 2007.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

Item 5.	Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.	Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.	Portfolio Managers of Closed End Management Investment Companies

Not applicable to registrant.

Item 9.	Purchases of Equity Securities by Closed End Management Investment Companies and Affiliated Purchasers

Not applicable to registrant.

Item 10.	Submission of Matters to a Vote of Security Holders

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)

There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics

Mairs and Power Balanced Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as Exhibit 12(a)(1) to this form.

(a)(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)(3)	Not applicable

(b)	Certifications required by 18 U.S.C. 1350

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	March 5, 2008

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	March 5, 2008

*  Print the name and title of each signing officer under his or her signature.